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                                                              Exhibit 99.15

                                                           Execution version




                      COMMERCIAL SHARE PLEDGE AGREEMENT




                           IN RESPECT OF SHARES IN



                 SOLUTIA SERVICES INTERNATIONAL COMM.VA/SCA




                           DATED 17 FEBRUARY 2004




                                   BETWEEN




                            SOLUTIA EUROPE SA/NV

                                 AS PLEDGOR




                                     AND




                                 KBC BANK NV

                                 AS PLEDGEE



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                              TABLE OF CONTENTS

1.       DEFINITIONS.......................................................4

2.       PLEDGE............................................................5

3.       THE SHARES........................................................5

4.       REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS......................6

5.       RIGHTS ATTACHING TO THE SHARES....................................8

6.       CONTINUING SECURITY AND OTHER MATTERS.............................9

7.       ENFORCEMENT.......................................................9

8.       APPLICATION OF PROCEEDS..........................................10

9.       DISCHARGE OF THE PLEDGE..........................................10

10.      DUTIES OF THE PLEDGEE............................................11

11.      RESPONSIBILITY OF THE PLEDGEE....................................11

12.      EXPENSES.........................................................11

13.      NOTICES..........................................................11

14.      GENERAL..........................................................12

SIGNATORIES...............................................................14


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                      COMMERCIAL SHARE PLEDGE AGREEMENT

BETWEEN:

(1) SOLUTIA EUROPE SA/NV, a Belgian company limited by shares, having its registered office at Boondaelse Steenweg 6, B-1050 Brussels, Belgium and registered at the Crossroads Bank for Enterprises, under enterprise number 0460.474.440,

         (the PLEDGOR);

AND:

(2) KBC BANK NV, a Belgian bank, with registered office at Havenlaan 2, B-1080 Brussels, Belgium, registered at the Crossroads Bank for Enterprises, under enterprise number 0462.920.226 and acting for itself and as joint creditor pursuant to Clause 2.1 of the Collateral Agency Agreement (as defined below),

         (the PLEDGEE).

WHEREAS:

(A) The Pledgor and the Noteholders have agreed to amend and restate the Pledgor's euro 200,000,000 6.25 percent Notes due 2005, as amended and restated, the euro 200,000,000 10.00 percent Senior Secured Notes due 2008 (together with the Terms and Conditions of Notes annexed thereto, as amended, modified or supplemented from time to time, the NOTES and such Terms and Conditions of Notes, as amended, modified or supplemented from time to time, the TERMS AND CONDITIONS OF NOTES) pursuant to an Agreement of Understanding and Restructuring dated 30 January 2004 among the Pledgor and the Noteholders party thereto (as amended, modified or supplemented from time to time, the AGREEMENT OF UNDERSTANDING). In connection with the Notes, the Pledgor will enter into the Fiscal Agency Agreement dated 11 February 2004 among the Pledgor, Kredietbank S.A. Luxembourgeoise as fiscal agent and paying agent, and KBC Bank NV as principal paying agent (as amended, modified or supplemented from time to time, the FISCAL AGENCY AGREEMENT). The Noteholders and the Couponholders are entitled to the benefit of, are bound by and are deemed to have notice of all of the provisions of the Fiscal Agency Agreement.

(B) It is a requirement of the Agreement of Understanding and the Terms and Conditions of Notes that the Pledgor pledge its shares in the Company (as defined below) to the Pledgee to secure its obligations to the Pledgee as provided herein and undertake the obligations contemplated by this Agreement.

(C) Pursuant to Clause 2.1 of the Collateral Agency Agreement (as defined below), the Pledgee shall be the joint creditor (together with the relevant Noteholder) of each and every obligation of the Pledgor towards each of the Noteholders under the Notes and the other Credit Documents to which the Pledgor is party, and accordingly the Pledgee will have its own independent right to demand performance by the Pledgor of those obligations. There is as a result a joint creditorship under New York law between the Noteholders and the Pledgee with regard to the sums owed under the Notes and the other Credit Documents.

(D) The Pledgor currently owns 1,022,645 shares in Solutia Services International Comm. VA/SCA, a Belgian "commanditaire vennootschap op aandelen/societe en commandite par actions", with its registered office at Boondaelse Steenweg 6, B-1050 Brussels, Belgium and



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         registered at the Crossroads Bank for Enterprises, under enterprise number 0460.483.546 (the COMPANY).

(E) In consideration of the agreements set forth herein and in the Terms and Conditions of Notes, the Agreement of Understanding and the other Credit Documents, the Pledgor agrees to create a first ranking pledge in respect of the Pledged Assets (as defined below) in favour of the Pledgee under the following terms (the AGREEMENT).

THE PARTIES HAVE AGREED AS FOLLOWS:

1.       DEFINITIONS

1.1      DEFINITIONS

         In this Agreement, unless the context otherwise requires:

         CAPITAL DECREASE means the reduction of the Company's Capital Stock in an amount of up to (euro)200,000,000, which reduction shall be effected partially by the recharacterization of the Company's loan receivable from the Pledgor in an amount of approximately
         (euro)178,800,000 and partially by reversing past payments of interest related to such loan;

         COLLATERAL AGENCY AGREEMENT means the collateral agency agreement dated 11 February 2004 among the Pledgor, the Subsidiary
         Guarantors, the Pledgee and the Noteholders party thereto, as amended, modified or supplemented from time to time;

         FLOATING CHARGE AGREEMENT means the floating charge agreement (overeenkomst pand handelszaak) dated 11 February 2004 between the Pledgor and the Pledgee, as amended, modified or supplemented from time to time;

         FUTURE SHARES has the meaning set out in Clause 2;

         PLEDGE means the pledge of the Pledged Assets created or arising pursuant to this Agreement;

         PLEDGED ASSETS means the Shares and, as the case may be, the Future Shares;

         SECURED OBLIGATIONS means all present and future, actual and contingent indebtedness, obligations, and liabilities of the Pledgor to the Pledgee which may arise under, out of, or in connection with the Collateral Agency Agreement, the Fiscal Agency Agreement, the Notes, or any other Credit Document to which the Pledgor is party;

         SHARES means the 1,022,645 registered shares that the Pledgor currently owns in the Company.

         Unless otherwise defined in this Agreement, words and expressions defined in the Terms and Conditions of Notes shall have the same meaning when used in this Agreement.

         In this Agreement, each reference to a document will be deemed to be a reference to such document as amended and/or supplemented by the parties to such document from time to time.

1.2      SUCCESSORS AND ASSIGNS

         The expressions Pledgee, Noteholders and Pledgor include their respective successors, and, in the case of the Pledgee, its nominee or such other Person as may from time to time be

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         appointed Collateral Agent for the Noteholders and, in the case of the Noteholders, their respective transferees and assignees to whom any Note or any Secured Obligation shall have been transferred.

1.3      HEADINGS

         Clause headings and the table of contents are inserted for convenience of reference only and shall be ignored in the interpretation of this Agreement.

2.       PLEDGE

         The Pledgor hereby pledges, as a first ranking pledge (pand in eerste rang/gage en premier rang), the Shares to the Pledgee as security for the due performance of the Secured Obligations in accordance with the Law of 5 May 1872 on commercial pledges.

         The Pledgor undertakes to pledge any other shares in the Company to which it may subscribe or which it may acquire in the future (the FUTURE SHARES). The Pledgor shall execute without delay all such documents and take all such other action as may be reasonably necessary, or appropriate to effect and perfect such first ranking pledge.

3.       THE SHARES

3.1 The Shares are in registered form. The Pledgor shall not, without the Pledgee's prior written consent, permit the conversion of the Shares into bearer shares.

3.2 The Pledgor shall arrange for the following notice to be recorded and dated in the shareholders' register of the Company and signed therein on behalf of the Pledgor and the Pledgee simultaneously with the execution hereof, and the Pledgor shall procure that a registered share certificate in respect of the Shares, bearing the same notice and accompanied with a photocopy of the relevant pages of the shareholders' register, shall be duly issued and delivered to the Pledgee:

         "1.022.645 aandelen op naam zijn in eerste rang in pand gegeven ten gunste van KBC Bank NV als Pledgee, overeenkomstig en zoals gedefinieerd in een Share Pledge Agreement van 17 februari 2004. Ingeschreven op [DATUM]."

         "1.022.645 actions nominatives ont ete donnees en gage en premier rang au profit de KBC Bank NV en sa qualite de Pledgee, conformement a et en vertu d' un contrat de gage sur actions (Share Pledge Agreement) en date du 17 fevrier 2004. Inscrit le [DATE]."

         "1,022,645 registered shares are pledged in a first rank pledge for the benefit of KBC Bank NV as Pledgee, pursuant to and as defined in a Share Pledge Agreement dated 17 February 2004. Inscribed on [DATE]."

         Simultaneously with the execution hereof, unless the above notice in the share register shall immediately be made, dated and signed, the Pledgor shall execute and deliver to the Pledgee for the purpose of recording such notice a power of attorney in the form of
         Schedule 1 hereto.

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4.       REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS

4.1      REPRESENTATIONS AND WARRANTIES

         Without prejudice and in addition to the representations and warranties of the Pledgor under the other Credit Documents to which the Pledgor is party, the Pledgor represents and warrants to the Pledgee and undertakes during the subsistence of this Agreement as follows:

         (a) the Pledgor is a corporation duly incorporated and validly existing under the laws of its jurisdiction of incorporation, with the power to enter into this Agreement and to exercise its rights and perform its obligations hereunder and that all corporate and other actions required to authorise the execution and performance of this Agreement have been duly taken;

         (b) the Pledgor is not in liquidation and has not been dissolved nor has such resolution been approved nor has a petition been filed to dissolve it, and there is no request for its liquidation. It has not been declared bankrupt nor has a suspension of payments been granted nor have any petitions thereto been filed and it is not in a situation of insolvency or any other similar situation of conflicting claims of creditors;

         (c) the Company is a societe en commandite par actions/commanditaire vennootschap op aandelen duly incorporated under the laws of Belgium, validly existing, and has the power to own its assets and conduct its business as currently conducted;

         (d) the Company is not in liquidation and has not been dissolved, and there is no request for its liquidation. It has not entered into or requested for a composition or a scheme of arrangement with its creditors. It has not been declared bankrupt and did not obtain a concordat judiciaire/gerechtelijk akkoord. No administrator or receiver has been appointed, and there is no request for such appointment. There is no cessation de paiement/staking van betalingen or perte de credit/verlies van krediet, and the conditions are not fulfilled for the application of the articles 633 and 634 of the Belgian Company Code. The copy of the co-ordinated articles of association of the Company dated 3 December 2003 is complete, up-to-date and correct as of the date hereof;

         (e) the capital of the Company is represented by 1,022,646 identical registered shares, of which the Pledgor owns 1,022,645 registered shares. There are no profit shares or other shares which do not represent the capital of the Company in existence, nor any warrant, convertible bond or other right whatsoever to acquire or subscribe shares in the Company;

         (f) the Pledgor owns the Shares free and clear of any Liens, except for Permitted Liens imposed by mandatory operation of law. There is no cause for suspension of the voting rights attached to the Shares;

         (g) as of the date hereof, none of the Shares is subject to any seizure or enforcement measure;

         (h) all Shares are capable of being pledged hereunder without the consent of the Company, the other shareholder of the Company or any third party;

         (i) the Shares are validly issued and fully paid up. The Company has not declared any dividends in respect of the Shares that are still unpaid on the date hereof;

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         (j)      the Pledgor has satisfied itself that it is in its own
                  interest to grant this Pledge for the due performance of the Secured Obligations;

         (k) this Agreement does not violate any laws or regulations applicable to it as of the date hereof, its constitutional documents or any material contractual or other obligation binding upon it or upon the Company;

         (l) the pledge of the Shares pursuant to this Agreement creates a valid and first rank pledge of the Shares subject to no prior Lien, except for Permitted Liens imposed by mandatory operation of law;

         (m) no floating charge (pand op handelszaak/gage sur fonds de commerce) or similar foreign law security exists over the business of the Company or the Pledgor, nor any mandate with a view to the creation thereof, except for the floating charge created pursuant to the Floating Charge Agreement and those security interests created or permitted pursuant to the Terms and Conditions of Notes;

         (n) this Agreement constitutes legally binding obligations for the Pledgor, enforceable in accordance with its terms, and creates those encumbrances it purports to create.

4.2      UNDERTAKINGS

(a) The Pledgor shall procure that the Company shall forthwith upon the execution hereof provide the Pledgee with a certificate in the form of Schedule 2.

(b) The Pledgor shall procure that no executory seizure (saisie execution/uitvoerend beslag) is made on the Shares or any other Pledged Assets, and that any conservatory seizure (saisie conservatoire/bewarend beslag) thereon is lifted within 60 days of it first being made.

(c) The Pledgor shall co-operate with the Pledgee and sign or cause to be signed all such further documents and take all such further action as the Pledgee may from time to time reasonably request to perfect and protect the pledge of the Pledged Assets under Belgian law and to carry out the provisions and purposes of this Agreement. The Pledgee shall not be obligated to request any action under this paragraph (c) except upon written instructions from the Requisite Noteholders.

(d) The Pledgor shall not (i) dispose of the Shares or any other Pledged Assets except in accordance with the provisions of this Agreement or the Terms and Conditions of Notes, (ii) create any other Lien in respect of the Pledged Assets (irrespective of whether ranking behind the pledge created hereby), nor (iii) permit the existence or the subsistence of any such Lien, except Permitted Liens imposed by mandatory operation of law.

(e) The Pledgor shall not take any steps, including without limitation to the exercise of any right it has under any agreement pertaining to or in relation with the Pledged Assets, which may jeopardise or adversely affect the security interest constituted in this Agreement, except as permitted in the Terms and Conditions of Notes.

(f) The Pledgor shall use its best efforts to ensure that (i) an extraordinary general meeting of partners of the Company will be held in order to amend article 9 of the articles of association of the Company in such a way that the right of first refusal (voorkeurrecht/droit de preference) and the required approval by the board of directors (goedkeuringsclausule/clause d'agrement) as presently set forth in said article 9 of the articles of association do not apply to an enforcement of the pledge under this Agreement and that (ii) this extraordinary general meeting of partners shall be held as soon as practically possible after Solutia Inc has given its

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         consent to the above mentioned amendment or after the date at which this consent is no longer required in view of the above mentioned amendment.

5.       RIGHTS ATTACHING TO THE SHARES

5.1      VOTING RIGHTS

(a) Subject to paragraphs (b) and (c) below, the Pledgor shall be entitled to exercise its voting rights in respect of the Shares, and as the case may be the Future Shares, in a manner (i) which does not adversely affect the validity or enforceability of this Pledge and (ii) which does not cause an Event of Default to occur. In particular, and unless agreed otherwise by the Requisite Noteholders, the Pledgor shall cast its votes against any proposal for the liquidation, merger or split-up of the Company, or against any proposal which is liable to result in a dilution of the rights attaching to the Pledged Assets.

(b) In the event that there occurs any Event of Default which is continuing, the Pledgor shall cast the votes attaching to the Shares, and as the case may be, the Future Shares, in accordance with the Pledgee's instructions, which instructions the Pledgor shall seek in due time.

(c) The Pledgor shall forthwith give the Pledgee a copy of any convening notice or agenda of all general shareholders meetings of the Company.

(d) For the avoidance of doubt, the Pledgor shall be entitled to vote in favour of the Capital Decrease.

5.2      SUBSCRIPTION RIGHTS

         Unless agreed otherwise by the Pledgee and subject to the Terms and Conditions of Notes, the Pledgor shall exercise all subscription rights to which the Pledged Assets may be entitled. The Pledgor shall cause shares resulting from the exercise of any such right to be pledged to the Pledgee as collateral for the Secured Obligations, and these shares shall be part of the Pledged Assets for the purposes of this Agreement, and shall be delivered without delay to the Pledgee or shall as the case may be give rise to the recording in the share register of the Company of a notice as provided in Clause 3 hereof.

5.3      CONTRIBUTION CALLS

         Subject to the Terms and Conditions of Notes, the Pledgor shall forthwith pay up any contribution duly called in respect of the Shares and Future Shares.

5.4      CASH RETURNS ON THE SHARES AND THE FUTURE SHARES

(a) Subject to the Terms and Conditions of Notes and as long as no Event of Default has occurred which is continuing in connection with the Secured Obligations, any cash return on the Shares, and, as the case may be, the Future Shares, irrespective of whether in the form of dividends, repayment of capital, scripts or otherwise shall be paid to the Pledgor.

(b) Upon the occurrence of an Event of Default which is continuing and subject to the Terms and Conditions of Notes, any cash return on the Shares, and, as the case may be, the Future Shares, irrespective of whether in the form of dividends, repayment of capital, scripts or otherwise shall be paid to the Pledgee which shall apply the same towards the Secured Obligations in accordance with the Collateral Agency Agreement.

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(c)      This pledge shall not in any way be affected by any regrouping or splitting of the Shares, and, as the case may be, the Future Shares, or by any similar operation, and the securities resulting from any such operation shall be part of the Shares, and, as the case may be, the Future Shares.

6.       CONTINUING SECURITY AND OTHER MATTERS

6.1      CONTINUING SECURITY

(a) This Pledge shall be a continuing security for the due performance of the Secured Obligations, and shall remain in force until expressly released in accordance with Clause 9 of this Agreement.

(b) This pledge shall not be discharged by the entry of any Secured Obligations into any current account, in which case this Pledge shall secure any provisional or final balance of such current account up to the amount in which the Secured Obligations were entered therein.

(c) This Pledge shall not be discharged or in any way prejudiced or affected by any change in the constitution or status of the Pledgor or any other Person or by any legal limitation, disability, incapacity or other circumstances relating to the Pledgor or any other Person, by any invalidity, illegality or unenforceability of the obligations of the Pledgor or any other Person.

(d) The Pledgee or, as the case may be, Requisite Noteholders may at any time without discharging or in any way affecting this Pledge
         (a) grant the Pledgor or any Subsidiary Guarantor any time or indulgence, (b) concur in any moratorium of the Secured Obligations, (c) amend the terms and conditions of the Secured Obligations in accordance with the provisions of the Terms and Conditions of Notes and the applicable laws, (d) abstain from taking or perfecting any other security and discharge any other security, (e) abstain from exercising any right or recourse or from proving or claiming any debt and waive any right or recourse, and
         (f) apply any payment received from the Pledgor or for its account towards the Secured Obligations or any other obligations of the Pledgor of the Pledgee's choice.

6.2      RIGHTS ADDITIONAL

         All the rights of the Pledgee hereunder shall be in addition to any other right vested in the Pledgee and all such rights may be exercised from time to time and as often as the Pledgee may deem expedient. The Pledgor waives any right it may have of first requiring the Pledgee to proceed against or claim payment from any other party, or enforce any guarantee or security before enforcing the Pledge.

6.3      PRESERVATION OF SECURITY IN THE EVENT OF NOVATION

         In accordance with article 1278 of the Belgian Civil Code and without prejudice to the scope of the Secured Obligations, the Pledgor and the Pledgee agree that in the event of novation of all or any part of the Secured Obligations or the change or replacement of the Pledgee or the Pledgor, this Pledge will be maintained, automatically and without any further formality or consent, to secure the Secured Obligations as novated and in favour of the Pledgee or a new pledgee.

7.       ENFORCEMENT

7.1 Following the occurrence of an Event of Default that is continuing, the Pledgee shall in particular have the right, subject to the Collateral Agency Agreement and to the Terms and Conditions of Notes, to:

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         (i)      enforce the Pledge in respect of any or all of the Pledged
                  Assets, in accordance with applicable legal provisions;
                  and

         (ii) apply any payments which may be received or receivable by the Pledgee in respect of the Pledged Assets to satisfaction of the Secured Obligations and as provided in the Collateral Agency Agreement; and

         (iii) exercise all rights and remedies it possesses, and to act generally in relation to the Pledged Assets in such manner as it shall determine within the limit of the applicable law and its rights under this Agreement.

7.2 The Pledgee shall give the Pledgor not less than five (5) Business Days notice prior to the time that it first initiates legal action to enforce its remedies under this Agreement; provided that the Pledgee shall not required to give notice pursuant to this sentence on more than one occasion subject to mandatory law requirements.

7.3 The Pledgee shall have no responsibility in connection with the enforcement measures of the Pledge under this Agreement, except in case of its gross negligence (grove fout/faute grave) or wilful misconduct.

8.       APPLICATION OF PROCEEDS

8.1 All monies received by the Pledgee after the Pledge has become enforceable shall be applied towards satisfaction of the Secured Obligations, including any costs and expenses of the Pledgee in accordance with Clause 4.1 of the Collateral Agency Agreement, but without prejudice to the rights of the Pledgee to recover any shortfall from the Pledgor.

8.2 Should the proceeds of the enforcement of the Pledge be greater than the outstanding amount of the Secured Obligations, the Pledgee shall pay to the Pledgor any such excess.

9.       DISCHARGE OF THE PLEDGE

9.1 This Pledge shall be discharged by, and only by, the express release thereof granted by the Pledgee.

9.2 The Pledgee shall in accordance with the Collateral Agency Agreement, grant an express release of this Pledge without delay upon demand of the Pledgor, as soon as all Secured Obligations shall have been fully and finally discharged and there is no possibility of any further Secured Obligation coming into existence.

9.3 Any release or discharge of the Pledge shall be null and void and without effect if any payment received by the Pledgee and applied towards satisfaction of all or part of the Secured Obligations

         (a) is avoided or declared invalid as against the creditors of the maker of such payment; or

         (b)      becomes repayable by the Pledgee to a third party; or

         (c) proves not to have been effectively received by the Pledgee;

         and the Pledgee shall be entitled to enforce the Pledge as if such release or discharge had not occurred.

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10.      DUTIES OF THE PLEDGEE

         The Pledgee shall not be liable for any acts or omissions with respect to the Pledged Assets or the enforcement or the losses arising in connection with the exercise of any of its rights, powers and discretions hereunder, save for liabilities and expenses arising from the gross negligence (grove fout/faute grave) or wilful misconduct of the Pledgee. The Pledgee shall not be under any obligation to the Pledgor to take any steps necessary to preserve any rights in the Pledged Assets against any other parties but may do so at its option, and all expenses reasonably incurred in connection therewith shall be for the account of the Pledgor and shall be part of the Secured Obligations. If any such expenses are borne by the Pledgee, the Pledgor shall on first demand reimburse the Pledgee therefor, and its reimbursement obligation shall be part of the Secured Obligations.

11.      RESPONSIBILITY OF THE PLEDGEE

         The Pledgee shall not be responsible to any Noteholder for:

         (i) the adequacy, accuracy or completeness of any recitals, statements, representations or warranties contained in this Agreement;

         (ii) the adequacy, accuracy or completeness of any statement or information (whether written or oral) made in or supplied in connection with this Agreement; or

         (iii) the legality, validity, effectiveness, adequacy or enforceability of this Agreement.

12.      EXPENSES

         All expenses that the Pledgee may incur in connection with (i) the administration of this Agreement as further provided in the Collateral Agency Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Assets, (iii) the exercise or enforcement of any of the rights of the Pledgee hereunder, or (iv) the failure by the Pledgor to perform or observe any of the provisions hereof, shall be borne by the Pledgor. All other expenses and duties reasonably incurred in connection with this Agreement, in particular with regard to the establishment and perfection of the Pledge, its enforcement and the granting of any release, shall be borne by the Pledgor. The Pledgor shall on first demand reimburse the Pledgee for any such expenses or duties paid by it, and the same shall be part of the Secured Obligations.

13.      NOTICES

13.1     COMMUNICATION IN WRITING

         Any communication to be made under or in connection with this Agreement shall be made in writing and, unless otherwise stated, may be made by fax or letter.

13.2     ADDRESSES

         The address(es) and fax number (and the department or officer, if any, for whose attention the communication is to be made) of each party for any communication or document to be made or delivered under or in connection with this Agreement is that identified with its name below or any other substitute address, fax number or department or officer as any party may notify to the other parties by not less than five Business Days notice.

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         THE PLEDGOR:      Solutia Europe SA/NV
                           Boondaelse Steenweg 6
                           B-1050 Brussels
                           Belgium

                           Parc Scientifique Fleming
                           Rue Laid Burniat 3
                           B-1348 Louvain-la-Neuve
                           Belgium

                           Fax: +32 10 48 12 24
                           Attention: Legal Department

         THE PLEDGEE:      KBC Bank NV
                           Havenlaan 12
                           B-1080 Brussels
                           Belgium

                           Fax: +32 2 429 4920
                           Attention: Mr. Dirk De Bleser

13.3     DELIVERY

         Any communication or document made or delivered by one Person to another under or in connection with this Agreement will only be effective:

         (a)      by way of fax, when received in legible form;

         (b) if by way of letter, when it has been left at the relevant address with acknowledgement of receipt or when it has been delivered to the addressee by registered mail;

         (c) and, if a particular department or officer is specified as part of its address details provided under Clause 13.2 (Addresses), if addressed to that department or officer.

13.4     ENGLISH LANGUAGE

         This Agreement is executed in English only, and no translation thereof shall be binding on the parties hereto or consulted in order to interpret this Agreement. Without prejudice to any other procedural rule applicable to any dispute, any notice given under or in connection with this Agreement must be in English.

14.      GENERAL

14.1     NO WAIVER

         No failure or delay by the Pledgee in exercising any right, power or remedy under this Agreement shall operate as a waiver thereof nor shall any single or partial exercise or waiver of any right, power or remedy. The remedies provided in this Agreement are cumulative and are not exclusive of any remedies provided by law.

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                                                           Execution version

14.2     SEVERABILITY

         Each of the provisions of this Agreement is several and distinct from the others and if at any time one or more of such provisions is or becomes invalid illegal or unenforceable the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby.

         In case of any such illegality, invalidity or unenforceability, the parties shall negotiate in good faith with a view to agree on the replacement of such provision by a provision which is legal, valid and enforceable and which is to the extent practicable in accordance with the intents and purposes of this Agreement and which in its economic effect comes as close as practicable to the provision being replaced.

14.3     DELEGATION OF POWERS

         The Pledgee shall be entitled, at any time and as often as may be expedient, to delegate all or any of the powers and discretion vested in it by, this Agreement in such manner, upon such terms and to such Person as the Pledgee in its absolute discretion may think fit.

14.4     BENEFIT OF THIS AGREEMENT

         This Agreement shall be binding on, and inure for the benefit of, the Pledgor and the Pledgee and their respective successors and assigns.

14.5     ASSIGNMENT

         The Pledgor may not assign or transfer any of their rights or obligations under this Agreement, save prior agreement in writing of the Pledgee.

14.6     EVIDENCE OF THE SECURED OBLIGATIONS OWING BY THE PLEDGOR

         A certificate by the Pledgee as to the amount and the terms and conditions of the Secured Obligations owing to the Pledgee from the Pledgor is, prima facie evidence of the matters to which it relates.

14.7     GOVERNING LAW

         This Agreement shall be governed by and interpreted in accordance with Belgian law.

14.8     JURISDICTION

         All disputes arising in connection with this Agreement shall be settled by the courts of Brussels, without prejudice to the rights of the Pledgee to take legal action before any other court of competent jurisdiction.

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                                                           Execution version


                                 SIGNATORIES

Made in 3 originals, of which one will be held by the Pledgor, one will be held by the Pledgee and one will be held by counsel to the ad hoc committee of Noteholders, on 17 February 2004.

SOLUTIA EUROPE SA/NV
AS PLEDGOR



/s/ Kristel DeRoover
--------------------
Name: Kristel DeRoover
Title: Attorney




--------------------
Name:
Title:



KBC BANK NV
AS PLEDGEE



/s/ Dirk De Blesser
--------------------
Name: Dirk De Blesser
Title: Head Operations & Accounting




--------------------
Name:
Title:



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